SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant |X|


Filed by a Party other than the Registrant |_|


Check the appropriate box:


| | Preliminary Information Statement


|_|  Confidential,  for  Use  of  the  Commission  Only  as  permitted  by  Rule
14c-6(e)(2)


| x| Definitive Information Statement


                              ACCESSOR FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):


|X| No fee required.


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              ACCESSOR FUNDS, INC.
                              Accessor Growth Fund
                         Accessor Small to Mid Cap Fund
                       Accessor International Equity Fund
                     Accessor Intermediate Fixed-Income Fund
                  Accessor Short-Intermediate Fixed-Income Fund


July 20, 2007



Dear Shareholder:

The enclosed information statement details recent amendments to the Money Manager agreements for each of the Funds listed above. As a shareholder of one or more of the Funds listed above you are receiving the enclosed information statement regarding your Fund. Effective May 1, 2007, the Board of Directors of Accessor Funds, Inc. approved changing the investment management fee structure paid to the Funds' Money Mangers, essentially moving away from flat-fee structure to an incentive-based fee (or "Performance Fee") for the Growth, Small to Mid Cap and International Equity Funds and increasing the investment management fees paid to the Money Manager of the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds.

As a matter of regulatory compliance, we send you this information statement which describes the management structure of Accessor Funds, Inc. the Money Mangers, as well as the terms of the revised Money Manager Agreements which your Board of Directors has approved.

Please feel free to call us at (800) 759-3504 should you have any questions on the enclosed information statement. We thank you for your continued interest in Accessor Funds, Inc.

                              ACCESSOR FUNDS, INC.
                              Accessor Growth Fund
                         Accessor Small to Mid Cap Fund
                       Accessor International Equity Fund
                     Accessor Intermediate Fixed-Income Fund
                  Accessor Short-Intermediate Fixed-Income Fund


                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101
                                  July 20, 2007


                              INFORMATION STATEMENT

This information statement is being provided to the shareholders of the Funds listed above, each a separate portfolio of the Accessor Funds, Inc. (the "Accessor Funds"). This information statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order Accessor Funds has received from the Securities and Exchange Commission (the "SEC"). The exemptive order permits Accessor Funds' manager, Accessor Capital Management LP ("Accessor Capital") to hire new investment management organizations (the "Money Managers") and to make changes to existing Money Manager Agreements (as defined herein) with the approval of the Board of Directors of the Accessor Funds (the "Board of Directors"), but without obtaining shareholder approval. This information statement describes a change to the existing Money Manager Agreements that resulted from a change in the fee structure paid to each Fund's Money Manager.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This Information Statement will be mailed on or about July 20, 2007.


ACCESSOR FUNDS

Each of the Funds is a separate investment portfolio of Accessor Funds. Accessor Funds entered into an investment management agreement with Accessor Capital, dated December 23, 1991, revised to provide for payment to Accessor Capital by Accessor Funds a management fee effective June 19, 1992 (the "Management Agreement"). Pursuant to the Management Agreement with Accessor Funds, Accessor Capital provides the following services to each Fund: (i) provides or oversees the provision of all general management, investment advisory and Fund management services for Accessor Funds, including the transfer agent, custodian, Fund accounting and shareholder recordkeeping services for Accessor Funds; (ii) provides Accessor Funds with office space, equipment and personnel necessary to operate and administer Accessor Funds' business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iv) invests the Funds' liquidity reserves and all or any portion of the Funds' other assets. For providing these services, each Fund pays Accessor Capital a fee equal on an annual basis to a percentage of the Fund's average daily net assets.


Each Fund pays to Accessor Capital an annual investment management fee computed monthly based on the annualized rates calculated on the average daily net assets during the month of each Fund as set forth below. Total fees paid by the Funds to Accessor Capital for the fiscal year ended December 31, 2006 are also shown below.
                                          Accessor Capital        Total Fees
Fund                                    Annual Management Fee     at 12/31/06
----                                    ---------------------     -------------


Growth                                          0.45%               $731,009
Small to Mid Cap                                0.60%             $1,364,016
International Equity                            0.55%               $715,544
Intermediate Fixed-Income                       0.33%               $171,702
Short-Intermediate Fixed-Income                 0.33%               $362,201

Each Fund also pays the compensation of its Money Managers, as described below.

THE PRIOR MONEY MANAGER AGREEMENTS

Accessor Funds obtained an exemptive order from the SEC that allows Accessor Funds to change a Fund's Money Manager Agreement without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Prior to obtaining the exemptive order, all changes to Money Manager Agreements and the calculations of the fees were approved by shareholders. In the table below, where a Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval of the agreement was required and the original shareholder approval date for the previous agreement is shown. Each Money Manager makes investment decisions for the assets of the Fund they are responsible for and as allocated to it by Accessor Capital, and continuously reviews, supervises, and administers their Fund's investment program with respect to these assets. Each Money Manager is independent of Accessor Capital and discharges its responsibilities subject to Accessor Capital's and the Board of Directors' supervision and in a manner consistent with each Fund's investment objective, policies and limitations. The Money Managers do not provide any services except investment management to their respective Funds.

                                                                                                            Shareholder
Fund                          Name of Money Manager                Agreement Dated       Last Renewal      Approval Date
----                          ---------------------                ---------------       ------------      -------------

Growth              Enhanced Investment Technologies, LLC       March 1, 2004            December 20,    September 1, 1993
                    ("INTECH")                                                               2006
Small to Mid Cap    SSgA Funds Management, Inc. ("SSgA FM")     June 1, 2001             December 20,    April 30, 1998
                                                                                             2006
International       Pictet Asset Management Limited ("Pictet")  September 30, 2005       December 20,    August 29, 2005
Equity                                                                                       2006
Intermediate        Cypress Asset Management ("Cypress")        September 21, 1998       December 20,    September 1, 1993
Fixed-Income                                                                                 2006
Short-Intermediate  Cypress Asset Management                    September 21, 1998       December 20,    September 1, 1993
Fixed-Income                                                                                 2006


Following the initial two-year period after the approval of each Money Manager Agreement, the Board of Directors reviews annually the Money Manager Agreement, and can renew the Money Manager Agreement for the forthcoming year.



            GROWTH, SMALL TO MID CAP AND INTERNATIONAL EQUITY FUNDS


PRIOR MONEY MANAGER AGREEMENTS.


Under the Prior Money Manager Agreements for the Growth, Small to Mid Cap and International Equity Funds, each Fund paid its respective Money Manager an annual management fee, calculated and paid quarterly in arrears, as follows:


                                   Money Manager Fee -
Fund                               Annualized Asset Based Fee
----                               --------------------------


Growth                             0.45%
Small to Mid Cap                   0.35%
International Equity               0.50% of the first $50 million
                                   0.45% of the next $100 million
                                   0.40% above $150 million

For the fiscal year ended December 31, 2006, each Fund had paid or accrued for each Money Manager the amount as set forth in the table below, pursuant to the terms of the Money Manager Agreement.


                                                    Money Manager Fees
      Fund                                         Amount Paid in 2006
      ----                                         -------------------


      Growth                                         $731,009
      Small to Mid Cap                                795,676
      International Equity                            593,133

THE NEW MONEY MANAGER AGREEMENTS

At a meeting of the Board of Directors held on April 20, 2007, the Board of Directors voted to amend each Fund's Money Manager Agreement to change investment advisory fees received by the Money Manager (the "Money Manager Fee") from the flat-fee structure (as described above under "The Prior Money Manager Agreements") to a performance based fee structure. Under the New Money Manager Agreements, for the period from May 1, 2007 through April 30, 2008, each Money Manager will earn a monthly base fee calculated at an annual rate of the Fund's average daily net assets over such month (the "Base Fee") without regard to any performance adjustment. The Base Fee for each Money Manager will be:

      Fund                                         Base Fee
      ----                                         --------

      Growth                                       40 basis points (0.40%)
      Small to Mid Cap                             45 basis points (0.45%)
      International Equity                         45 basis points (0.45%)

Beginning May 1, 2008, each Money Manager will earn a monthly Base Fee and a performance fee adjustment ("Performance Fee Adjustment"), discussed below.

PERFORMANCE FEE ADJUSTMENT

The Performance Fee Adjustment shall be calculated monthly by (i) determining the difference in performance (the "Performance Difference") between the an Advisor Class share of the Fund and its benchmark index; (ii) using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period prior to and including the month for which the fee is calculated (the "Performance Measurement Period"). The Performance Measurement Period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the Performance Fee Adjustment is being computed.

The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone," the Performance Fee Adjustment Rate will be zero and there will be no Performance Fee Adjustment. The Performance Fee Adjustment Rate will not exceed an agreed upon maximum rate (the "Maximum Performance Fee Rate") and will be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). The Performance Fee Adjustment Rate will be zero in the Null Zone, and its absolute value will increase at a constant rate until the Maximum Performance Fee Rate is reached, at which point the Performance Fee Adjustment Rate will equal the Maximum Performance Fee Rate.

GROWTH FUND - INTECH


Beginning May 1, 2008, the Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Growth Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus or minus 125 basis points (1.25%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 25 basis points (0.25%) and shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 15 basis points

(0.15%) and the maximum possible annual fee will be 65 basis points (0.65%). If the Performance Difference is between 125 basis points and 325 points at any given time, the Performance Fee Adjustment Rate will be at the equivalent point between 0 and 25 basis points. For example, if the Performance Difference is half way between the edge of the null zone (125 basis points) and the Maximum Performance Difference (350 basis points), then the Performance Adjustment Rate would also be half way between the minimum Performance Adjustment Rate (0) and the maximum Performance Adjustment Rate (25 basis points). Under this example, the Performance Adjustment Rate would be 12.5 basis points.


SMALL TO MID CAP FUND - SSGA FUNDS MANAGEMENT, INC.


Beginning May 1, 2008, the Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the Dow Jones Wilshire 4500 Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus or minus 125 basis points (1.25%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 20 basis points (0.20%) and shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be ten basis points (0.10%) and the maximum possible annual fee will be 50 basis points (0.50%). If the Performance Difference is between 125 basis points and 325 points at any given time, the Performance Fee Adjustment Rate will be at the equivalent point between 0 and 20 basis points. For example, if the Performance Difference is half way between the edge of the null zone (125 basis points) and the Maximum Performance Difference (350 basis points), then the Performance Adjustment Rate would also be half way between the minimum Performance Adjustment Rate (0) and the maximum Performance Adjustment Rate (20 basis points). Under this example, the Performance Adjustment Rate would be 10 basis points.


INTERNATIONAL EQUITY FUND - PICTET


Beginning May 1, 2008, the Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the MSCI EAFE+EM (NDR) Index over a rolling 12-month period). To the extent that the Performance Difference calls within a null zone that is equal to plus or minus 150 basis points (1.50%) the Performance Fee Adjustment Rate will be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 20 basis points (0.20%) and shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 25 basis points (0.25%) and the maximum possible annual fee will be 65 basis points (0.65%). If the Performance Difference is between 150 basis points and 325 points at any given time, the Performance Fee Adjustment Rate will be at the equivalent point between 0 and 20 basis points. For example, if the Performance Difference is half way between the edge of the null zone (150 basis points) and the Maximum Performance Difference (350 basis points), then the Performance Adjustment Rate would also be half way between the minimum Performance Adjustment Rate (0) and the maximum Performance Adjustment Rate (20 basis points). Under this example, the Performance Adjustment Rate would be 10 basis points.


The chart below compares the actual fees paid to the Money Managers for the fiscal year ended December 31, 2006 to a hypothetical example of the amount of fees that would have been paid in 2007 had the new performance fee structure been in place, and also shows the percentage difference between the actual and hypothetical values.

                                              Hypothetical Fees
                                              Paid in 2007 under
                            Actual Fees       Performance-Fee         Percent
Fund                        Paid in 2006      Structure            Difference
----                        ------------      -------------------  ----------

Growth                      $731,009         $649,341               -11%
Small to Mid Cap            $795,676         $684,008               -14%
International Equity        $593,133         $580,238               -2%

See Exhibit B for tables showing estimated fees and expenses you may pay if you buy and hold shares of the Funds based on the change of the investment advisory fees.

BOARD OF DIRECTORS' REVIEW AND APPROVAL OF THE NEW MONEY MANAGER AGREEMENT

The Board of Directors of Accessor Funds consists of:


               Name                  Position                               Address

George G. Cobean, III                Director                               1607 South 341st Place
                                                                            Federal Way, WA  98003-3211
Geoffrey C. Cross                    Director                               252 Broadway
                                                                            Tacoma, WA  98402


J. Anthony Whatley III*              Director, President and Principal      1420 Fifth Avenue, Suite 3600
                                     Executive Officer                      Seattle, WA  98101


-----------------------------------------------------------------------------------------------------------------

*Mr. Whatley may be deemed to be an "interested person" of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) by virtue of his relationship with Accessor Capital


As noted above, the Board of Directors, at an in-person meeting held on April 20, 2007, considered Accessor Capital's recommendation that the Board approve new Money Manager Agreements for the Growth, Small to Mid Cap, and International Equity Funds. During the previous 12 months, the Board of Directors had approved in a renewal process each of the Prior Money Manager Agreements. In approving the Prior Money Manager Agreements at in-person meetings, the Board of Directors considered a number of factors, including but not be limited to (1) the nature, extent and quality of the services to be provided by the Money Managers; (2) the investment performance of each Fund and its Money Manager; (3) the costs of the services to be provided and profits to be realized by each Money Manager and its affiliates from the relationship with the Fund; (4) any economies of scale that would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board upon initial consideration or renewal of a Money Manager Agreement considers comparisons of the services to be rendered and the amounts to be paid under the agreement with those under other investment advisory contracts. The Board also considered that the terms of the amended Money Manager Agreements were identical to the terms of the prior agreement, except for the change in the fee structure and the nature and quality of services would remain the same.


(1) Nature, Extent and Quality of Services. The Board in examining the nature and quality of the services provided by each Money Manager, considered each Money Manager's experience in managing its relative Fund. In addition, the Board considered each Money Manager's management style, historical performance record managing pooled investment products similar to the Funds, the qualifications and experience of the persons who will be responsible for the day-to-day management and each Money Manager's staffing levels and overall resources.

(2) Performance. The Board considered information about the historical performance of a comparable mutual fund advised by each Money Manager that had substantially similar investment strategies to the Funds for the year-to-date, one-, three- and five-year periods and found that each Fund had satisfactory performance compared to its peer funds and was in the top quartile of their applicable Morningstar category during these periods.

(3) Costs of Services and Profits to be Realized by Money Managers. In evaluating each New Money Manager Agreement, the Board reviewed the proposed fees under the relevant Agreements. The Board noted that fees were reasonable in light of the extent and quality of the services expected to be provided and that new fee structure will benefit both the Money Managers and shareholders by aligning the Money Managers' interests with those of shareholders. The Board noted that a null zone that is equal to plus and minus 125 basis points should sufficiently address any concerns regarding insignificant or random differences between the performance of the Funds and their comparative indexes.

(4) Economies of Scale. The Board considered the extent to which each Money Manager may realize economies of scale or other fixed costs that may be spread across a larger asset base and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services including the Funds. The Board noted that the new fee structure relates to determination of Money Managers' profitability and that it had a bearing on their analysis of economies of scale.


In approving the New Money Manager Agreements, the Board of Directors noted that the change in the agreement from the previously approved agreements materially impacted only the fee structure and no other terms of the agreements. The Board was provided with information relating to the current performance of the Money Managers and comparisons of the fees to be paid under the Prior Money Manager Agreements and New Money Manager Agreements with those of similar investment advisors of similar funds. The Board had the opportunity to review and ask questions regarding these materials. The Board of Directors concluded that a performance-based fee structure was among the best ways to align the interests of Fund shareholders with those of the Money Managers. In other words, if a Money Manager manages the Fund in a way that it outperforms its respective benchmark by a certain margin, the Money Manager would be compensated with a higher fee. On the other hand, if the Fund trails the benchmark by a certain margin, the Money Manager would earn a smaller fee.

The Board of Directors also reviewed a memorandum that they received from counsel outlining the legal standards and certain other considerations relevant to their deliberations, including counsel's assessment of the new fee structure under applicable laws, regulations, and SEC staff positions. The Board discussed the materials provided and the information presented and also considered the information that was provided to it in connection with the most recent annual review of each Fund's investment advisory arrangements.

INFORMATION ON THE MONEY MANAGERS

Following is a description of each of the Money Manager that is based on information provided by that Money Manager. None of the Money Managers is affiliated with Accessor Capital.

INFORMATION ABOUT INTECH

Enhanced Investments Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410

INTECH is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940. INTECH is an indirect subsidiary of Janus Capital Group Inc., which owns an 86.5% interest in INTECH. As of March 31, 2007, INTECH employees own the remaining 13.5%. Robert Garvy, Chairman and Chief Executive Officer and Dr. E. Robert Fernholz, Chief Investment Officer are INTECH's principal executive officers.

Other mutual funds sub-advised by INTECH with same investment strategy as Accessor Growth Fund:


                                                                                               Advisory Fee      Net Assets under
                                                                      Sub-advisory Fee Rate        Rate             Management
     Client/Fund Name            Strategy      Investment Objective      (basis points)       (basis points)      (as of 3.31.07)
     ----------- ----            --------      ---------- ---------      ------ -------       ------ -------      --- -- --------

Accessor Funds/              Large Cap Growth  Seeks capital growth   40.00>0 plus                      90            $172,342,630
Accessor Growth Fund                                                  performance fee


Mercer Global Investments,   Large Cap Growth  Seeks long-term        40.00<=$100 million               55            $154,645,423
Inc./                                          capital growth         32.50 on the next $150 million
MGI US Large Cap Growth                                               27.50 on the next $250 million
Equity Fund                                                           25.00 on the next $500 million
                                                                      20.00> $1 billion



INTECH has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $62.3 billion in assets under management as of December 31, 2006.

No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process.

E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in June of 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 21 years of investment experience. David E. Hurley, CFA, is Executive Vice President and Chief Operating Officer of INTECH since March 2002. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day to day implemental of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Office of INTECH since August 2002. Dr. Maguire, previously Director of Research from January 1995 to July 2002, joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, is Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

No officer or Director of Accessor Funds currently is a director, officer or employee of INTECH. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in INTECH or any other person controlling, controlled by or under common control with INTECH. Since January 1, 2006, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which INTECH was or is to be a party.

The foregoing information regarding INTECH is based on information provided by INTECH. INTECH is not affiliated with Accessor Capital.

INFORMATION ABOUT SSGA FM

SSgA Funds Management, Inc., ("SSgA FM") One Lincoln Street, Boston, MA 02111

SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. Founded in 1792, State Street is the leading provider of services to sophisticated global investors. State Street's shares are traded on the New York Stock Exchange under the symbol "STT". SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA is one of the largest institutional fund management companies in the world with $1.7 trillion in assets under management as of December 31, 2006.

Following is a list of the directors and principal executive officers of SSgA FM and their principal occupation. Unless otherwise noted, the address of each person listed is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

  Name                Principal Occupation
  ----------------------------------------

  James E. Ross       President of SSgA FM and Senior Managing Director of
                      SSgA, a division of State Street Bank and Trust Company

  Peter Leahy         Director of SSgA FM, an Executive Vice President of
                      State Street Corporation and Chief Product Officer and
                      Senior Managing Director of SSgA, a division of State
                      Street Bank and Trust Company

  Mitchell Shames     Director of SSgA FM; Senior Managing Director and
                      General Counsel of SSgA, a division of State Street Bank and Trust Company

  Thomas Kelly        Treasurer, SSgA FM; Senior Managing Director of SSgA, a
                      division of State Street Bank and Trust Company

  Peter Ambrosini     Senior Managing Director, Chief Compliance and Risk
                      Management Officer of SSgA FM and SSgA, a division of State Street Bank and Trust Company

  Mark Duggan         Chief Legal Counsel, SSgA FM; Senior Managing Director
                      and Deputy General Counsel at SSgA, a division of State
                      Street Bank and Trust Company

SSgA FM has managed the Small to Mid Cap Fund since June 1, 2001. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment management arm of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $122 billion in assets, and SSgA managed approximately $1.7 trillion in assets.

SSgA FM uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Managing Director of SSgA and Principal of SSgA FM, is primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund since June 1, 2001. Prior to being promoted to Managing Director, Mr. Thomas was Senior Portfolio Manager for the past five years and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

SSgA FM has no other sub-advised investment company clients, and as such receives no other fees for similar services.

No officer or Director of Accessor Funds currently is a director, officer or employee of SSgA FM. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in SSgA FM or any other person controlling, controlled by or under common control with SSgA FM. Since January 1, 2006, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which SSgA FM was or is to be a party.

The foregoing information regarding SSgA FM is based on information provided by SSgA FM. SSgA FM is not affiliated with Accessor Capital.

INFORMATION ABOUT PICTET ASSET MANAGEMENT

Pictet Asset Management Limited, Moor House - Level 11, 120 London Wall, GB-London EC2Y 5ET

Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) ("Pictet") has managed the Fund since October 1, 2005. Pictet and its affiliates had approximately $192 billion of assets under management as of December 31, 2006. Pictet uses a team approach in managing the International Equity Fund. A team of two experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund. Richard Heelis, Head & Senior Investment Manager and Fabio Paolini, Senior Investment Manager are responsible for the investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and has been the Head of the Regional Equities Team since 2003. From 1999 to 2003, he was a Senior Investment Manager. Mr. Paolini has been with Pictet since 1997 and has been a Senior Investment Manager for the past five years. Mr. Heelis and Mr. Paolini make final investment decisions on a team basis. Responsibility for investment ideas is split regionally amongst the portfolio managers. Mr. Heelis is responsible for Japanese securities and Mr. Paolini is responsible for European securities.


The following table provides the name and principal occupation of each director and the chief executive officer of Pictet. The address of each director and the chief executive officer of Pictet is c/o Pictet International Management Limited, Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom.

Name                                  Principal Occupation

Rhoderick John Hearn                  Director
Nicholas A. Johnson                   Chief Investment Officer and Director
Rolf W. Banz                          Director
Gavin Seton Sharpe                    Chief Financial Officer and Director
Paul David John Martin                Chief Compliance Officer and Director
Marc Briol                            Chief Operating Officer
Renaud De Planta                      Chief Executive Officer and Director


Pictet is the sub-adviser to another mutual fund with the same investment strategy as the Accessor International Equity Fund, the Forward International Equity Fund. Both the Accessor International Equity Fund and the Forward International Equity Fund are managed by Richard Heelis and Fabio Paolini.


The sub-advisory fees for the Forward fund are as follows:

      Fees Payable on Assets             Average Daily Net Assets

      0.45%                              Up to $250 million
      0.40%                              Over $250 million up to $1 billion
      0.35%                              Over $1 billion

No officer or Director of Accessor Funds currently is a director, officer or employee of Pictet. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in Pictet or any other person controlling, controlled by or under common control with Pictet. Since January 1, 2006, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Pictet was or is to be a party.

The foregoing information regarding Pictet is based on information provided by Pictet. Pictet is not affiliated with Accessor Capital.

              INTERMEDIATE AND SHORT INTERMEDIATE FIXED-INCOME FUND

PRIOR MONEY MANAGER AGREEMENT

Under the Prior Money Manager Agreements for the Intermediate and Short Intermediate Fixed-Income Funds each Fund paid its respective Money Manager an annual management fee, calculated and paid quarterly in arrears of ten basis points (0.10%). For the fiscal year ended December 31, 2006, each Fund had paid or accrued for the Money Manager the amount as set forth in the table below, pursuant to the terms of the Prior Money Manager Agreement.

Fund                                                      Amount Paid in 2006

Intermediate Fixed-Income                                     $52,031
Short-Intermediate Fixed-Income                              $109,758

THE AMENDED MONEY MANAGER AGREEMENTS

At a meeting of the Board of Directors held on April 20, 2007, the Board of Directors voted to amend each Fund's Money Manager Agreement to increase the investment advisory fee received by the Money Manager (the "Money Manager Fee") from ten basis points (0.10%) to 15 basis points (0.15%).

The Amendment to each Money Manager Agreements sets forth the new fee structure and makes no other amendments to the terms of the Money Manager Agreements. The Money Manager is still subject to the same termination provisions and rights, obligations and duties as set forth under the Prior Money Manager Agreements. Your Board of Directors, including the Independent Directors, has approved each of the Amendment to the Money Manager Agreements. Important information on the Board's approval of the Amendment to the Money Managers Agreements is set forth below.

The chart below compares the actual fees paid to the Money Managers for the fiscal year ended December 31, 2006 to a hypothetical example of the amount of fees that would have been paid in 2007 had the new performance fee structure been in place, and also shows the percentage difference between the actual and hypothetical values.



                                                               Hypothetical Fees
                                                              Paid in 2007 under
                                       Actual Fees Paid in        Amended Fee            Percent
Fund                                           2006                Structure           Difference
----                                           ----                ---------           ----------


Intermediate Fixed-Income               $52,031                $77,896                 50%
Short-Intermediate Fixed-Income        $109,758                $164,637                50%

BOARD OF DIRECTORS' REVIEW AND APPROVAL OF THE NEW MONEY MANAGER AGREEMENT

During the previous 12 months, the Board of Directors had approved in a renewal process the Money Manager Agreements for the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. In approving the Money Manager Agreements at in-person meetings, the Board of Directors considered a number of factors, including but not be limited to (1) the nature, extent and quality of the services to be provided by the Money Manager; (2) the investment performance of each Fund and its Money Manager; (3) the costs of the services to be provided and profits to be realized by the Money Manager and its affiliates from the relationship with the Fund; (4) any economies of scale that would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board upon renewal of a Money Manager Agreement considers comparisons of the services to be rendered and the amounts to be paid under the agreement with those under other investment advisory contracts. The Board also considered that the terms of the amended Money Manager Agreements were identical to the terms of the prior agreement, except for the change in the fee structure and the nature and quality of services would remain the same.

(1) Nature, Extent and Quality of Services. The Board in examining the nature and quality of the services provided by the Money Manager, considered the Money Manager's experience in managing the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. In addition, the Board considered the Money Manager's management style, historical performance record managing the two Funds, the qualifications and experience of the persons who will be responsible for the day-to-day management and the Money Manager's staffing levels and overall resources.

(2) Performance. The Board considered information about the historical performance of comparable mutual funds that had substantially similar investment strategies to the Funds for the year-to-date, one-, three- and five-year periods and found that each Fund had satisfactory performance compared to its peer funds under applicable Morningstar category during these periods.

(3) Costs of Services and Profits to be Realized by Money Manager. In evaluating the Amended Money Manager Agreement, the Board reviewed the proposed fees under the relevant Agreements. The Board noted that fees were reasonable in light of the extent and quality of the services expected to be provided and that new fee structure will benefit both the Money Manager and shareholders by aligning the Money Manager's interests with those of shareholders.

(4) Economies of Scale. The Board considered the extent to which the Money Manager may realize economies of scale or other fixed costs that may be spread across a larger asset base and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services including the Funds. The Board noted that the new fee structure relates to determination of Money Manager's profitability and that it had a bearing on its analysis of economies of scale.


In approving the amendment to the Money Manager Agreements at an in-person meeting held on April 20, 2007, the Board of Directors noted that the change in the agreement from the previously approved agreements impacted only the fee structure and no other terms of the agreements. In considering the fee structure change, the Board of Directors considered Accessor Capital's recommendation for the change. The Board was provided with information relating to the current performance of the Money Manager and comparisons of the fees to be paid under the Prior Money Manager Agreements and New Money Manager Agreements with those of similar investment advisors of similar funds. The Board had the opportunity to review and ask questions regarding these materials.

The Directors also reviewed a memorandum that they received from counsel outlining the legal standards and certain other considerations relevant to their deliberations and discussed the materials provided and the information presented. The Board also considered the information that was provided to it in connection with the most recent annual review of each Fund's investment advisory arrangements.

INFORMATION ON THE MONEY MANAGER

Following is a description of the Money Manager that is based on information provided by the Money Manager. The Money Manager is not affiliated with Accessor Capital.

INFORMATION ABOUT CYPRESS ASSET MANAGEMENT

Cypress Asset Management ("Cypress") 26607 Carmel Center Place, Suite 101, Carmel, CA 93923

Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Cypress has approximately $670 million in assets under management as of December 31, 2006.

Xavier J. Urpi, President and Chief Investment Officer, owns 100% of Cypress and has been primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund and has been since 1998. Michael Banyra is the Managing Director and Senior Portfolio Manager with Cypress. Mr. Urpi founded Cypress in 1995.

Cypress has no other sub-advised investment company clients, and as such receives no other fees for similar services.

No officer or Director of Accessor Funds currently is a director, officer or employee of Cypress. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in Cypress or any other person controlling, controlled by or under common control with Cypress. Since January 1, 2006, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Cypress was or is to be a party.

The foregoing information regarding Cypress is based on information provided by Cypress. Cypress is not affiliated with Accessor Capital.

                  DESCRIPTION OF ACCESSOR CAPITAL MANAGEMENT LP

Accessor Capital was organized as a general partnership under the laws of the State of Washington on April 25, 1991, for the purpose of acting as Accessor Funds' manager and reorganized as a Washington Limited Partnership on August 12, 1993. Accessor Capital's general partner, a Washington corporation, is:

                Name                         Address            Percentage of
                                                                  ownership

Accessor Capital Corporation    1420 Fifth Avenue, Suite 3600          62.50%
                                Seattle, WA  98101

J. Anthony Whatley III, Director of Accessor Funds, is the controlling shareholder of Accessor Capital Corporation, which is the managing general partner of Accessor Capital.

The following chart lists those officers and Directors of Accessor Funds who are also affiliated with Accessor Capital and sets forth the nature of those affiliations. The address of each and of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.


Name                                 Position with Accessor Funds           Position with Accessor Capital
-----                                ----------------------------           ------------------------------


J. Anthony Whatley, III              Director, President and Principal      Executive Director
                                     Executive Officer
Dan Yeung                            Vice President                         Senior Investment Officer
Linda V. Whatley                     Senior Vice President and Assistant    Vice President
                                     Secretary
Robert J. Harper                     Senior Vice President                  Director of Sales and Client Service
Christine J. Stansbery               Secretary, Senior Vice President and   Chief Compliance Officer
                                     Chief Compliance Officer
Debbie Bryan                         Vice President                         Director, Operations and Information
                                                                            Technology
Darin Dubendorf                      Vice President                         Regional Director, Sales
Justin Roberge                       Vice President and Assistant           Senior Investment Analyst
                                     Treasurer



None of the Directors or officers of Accessor Funds owns any interest in any of the Money Managers.

Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to Accessor Funds pursuant to a Transfer Agency and Administration Agreement between Accessor Capital and Accessor Funds (the "Transfer Agency Agreement"). Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth, Small to Mid Cap and International Equity Funds and 0.13% of the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds of Accessor Funds and a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. For the fiscal year ended December 31, 2006, the Funds paid or accrued for Accessor Capital the following for these services:

                                                     Transfer Agent
                    Fund                                  Fees
                    ----                                  ----
Growth                                                 $249,886
Small to Mid Cap                                       $355,635
International Equity                                   $205,073
Intermediate Fixed-Income                               $73,081
Short-Intermediate Fixed-Income                        $152,190

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of July 18, 2007, Directors and officers owned less than 1% of each of the Fund's outstanding shares. See Exhibit C for a list of the control persons and principal holders of each of the Funds.




FUND PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Directors, Accessor Capital and the Money Manager are responsible for each Fund's portfolio transactions. Generally, securities are purchased for a Fund for investment income and/or capital appreciation and not for short-term trading profits. However, a Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to Accessor Capital or the Money Manager.

Subject to the arrangements and provisions described below, the Money Manager of each Fund usually makes the selection of a broker or dealer to execute the Fund's transactions. The Management Agreement and the Money Manager Agreement provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing Fund transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Money Manager Agreement authorizes Accessor Capital (while exercising investment discretion) and the Money Manager, in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to each Fund, Accessor Capital and/or to the Money Managers (or their affiliates). Accessor Capital (while exercising investment discretion) and the Money Manager are authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a Fund transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Accessor Capital (while exercising investment discretion) or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by the Board of Directors on behalf of the Funds, Accessor Capital (when exercising investment discretion) and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the Funds or Accessor Capital so long as the Money Manager believes in good faith that the broker can be expected to obtain the best price on a particular transaction and the Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund, or to Accessor Capital for the benefit of its clients for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

Accessor Capital does not expect any Fund ordinarily to effect a significant portion of its total brokerage business with brokers affiliated with Accessor Capital or the Money Managers. However, the Money Manager may effect

Fund transactions for its respective Fund with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution.

Affiliated broker/dealers


             Money Manager                          Broker/Dealer                         Reason for Affiliation
             -------------                          -------------                         ----------------------


    Accessor Capital Management LP    Zions Direct, Inc.                          Wholly owned subsidiary of holding
                                                                                  company for which Accessor Capital
                                                                                  Management limited partner is a wholly
                                                                                  owned subsidiary

    SSgA FM                           State Street Global Markets, LLC US         Wholly owned subsidiaries of State
                                      State Street Global Markets Europe, Ltd.    Street Corporation
                                      UK
                                      State Street Global Markets Canada, Inc.
                                      Canada
                                      State Street Bank and Trust Co. Sydney
                                      Australia
                                      State Street Global Markets Securities
                                      Co., Ltd.  Japan


                                      Citistreet Equities, LLC US                 Wholly owned subsidiaries of joint
                                      Citistreet Advisors, LLC                    venture in which State Street
                                                                                  Corporation is a member


    Pictet                            Pictet Overseas, Inc.                       Wholly owned subsidiary
                                      Zions Direct, Inc.                          Wholly owned subsidiary of holding
                                                                                  company for which Accessor Capital
                                                                                  Management limited partner is a wholly
                                                                                  owned subsidiary

    INTECH                            Zions Direct, Inc.                          Wholly owned subsidiary of holding
                                                                                  company for which Accessor Capital
                                                                                  Management limited partner is a wholly
                                                                                  owned subsidiary

    Cypress                           Zions Direct, Inc.                          Wholly owned subsidiary of holding
                                                                                  company for which Accessor Capital
                                                                                  Management limited partner is a wholly
                                                                                  owned subsidiary





No Funds effected Fund transactions with brokers affiliated with the Money Managers for the Accessor Funds for the fiscal year ended December 31, 2006.

ADDITIONAL INFORMATION

The annual report for the Fund for the fiscal year ended December 31, 2006, including audited financial statements, and semi-annual report for the Fund for the period ended June 30, 2006, have previously been sent to shareholders and are available upon request without charge by calling (800) 759-3504 or writing Accessor Capital at 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, is the distributor of Accessor Funds. SEI Investments Global Funds
Services, located at One Freedom Valley Drive, Oaks, PA 19456, is the administrator and fund accounting agent for Accessor Funds and provides the recordkeeping required by Accessor Funds for regulatory and financial reporting purposes.

Accessor Funds is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.


COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE. TO OBTAIN A COPY, CALL OR WRITE ACCESSOR CAPITAL, AT 1420 FIFTH AVENUE, SUITE 3600, SEATTLE, WA 98101 (800) 759-3504.


If two or more shareholders share the same address, only one copy of this information statement is being delivered to that address, unless the Accessor Funds has received contrary instructions from one or more of the shareholders of that shared address. Upon written or oral request, the Accessor Funds will deliver promptly a separate copy of this information statement to a shareholder of a shared address. Please call (800) 759-3504 or forward a written request to Accessor Funds, Inc., P.O. Box 1748, Seattle, WA 98111-1748 if you would like to
(1) receive a separate copy of this information statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are receiving multiple copies at a shared address.


                                       By       Order of the Board
                                                of Directors,

                                                CHRISTINE J. STANSBERY
                                                Secretary

Dated:  July 20, 2007

                                    EXHIBIT A

                          NEW MONEY MANAGER AGREEMENTS

                             MONEY MANAGER AGREEMENT

                                                     Effective Date: May 1, 2007
                                Termination Date: Two years after Effective Date
                                          Fund and Account: ACCESSOR GROWTH FUND

Enhanced Investment Technologies, LLC
2401 PGA Boulevard, Suite 100
Palm Beach Gardens, Florida 33410

         Re:      Accessor Funds, Inc. Money Manager Agreement

Gentlemen:

     Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

     Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

     1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Enhanced Investment Technologies, LLC, a Delaware limited liability company (the "Money Manager"), as a discretionary money manager to Accessor Funds' Growth Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Growth Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Growth Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

     2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

     3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities or other permitted investments for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) and shall be responsible for making all filings on Form 13F. For purpose of clarity, the Fund Accounting Agent's records will be considered the official records of the Fund. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the Board, the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. The Manger shall facilitate the delivery to Money Manager on a day-to-day basis of all information that the Money Manager reasonably requests regarding the Fund to enable the Money Manager to meet its obligations under this Section of the Agreement.

     4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with the Fund prospectus, statement of additional information and policies and procedures of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its registration statement as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian and the Fund Accounting Agent in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     The Money Manager may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Money Manager may, to the extent permitted by applicable law or regulations, aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Money Manager manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Money Manager that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders, or by other methodology approved by the Manager.

     6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

          A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain best execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain best execution on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

          B. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers and will be solely responsible for keeping the names on the list current. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer on the list that has been identified as an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act, and the rules adopted thereunder.

          C. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice with respect to the Account.

     8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager, or a third party designee subject to the oversight of the Money Manager, shall research and vote all proxies received in proper form and in a timely manner with respect to the securities held by the Fund in accordance with the Money Manager's Proxy Policies and Procedures. The Money Manager, or the third party designee, shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its Proxy Policies and Procedures. The Manager shall provide to the Fund within 45 days after the twelve month period ending June 30 of each year in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

     9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund Account.

     11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, itself, or other individuals or entities (the "Affiliated Accounts"). Services to be furnished by the Money Manager under this Agreement may be furnished through the medium of any of the Money Manager's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may be the same as or differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

     13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

     14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 14 shall survive the cancellation, expiration or termination of this Agreement.

     Each of Accessor Funds and the Manager acknowledge that, in the course of its relationship with INTECH, each may be exposed to certain confidential and proprietary information belonging to INTECH ("Confidential Information") regarding INTECH's investment-management strategy as identified to each of Accessor Funds and the Manager in writing. As used herein, the term Confidential Information encompasses proprietary technology and techniques including but not limited to trade secrets, algorithms, methodologies, procedures, know-how, improvements, or inventions disclosed or otherwise made available to Accessor Funds and the Manager or any of their affiliates by or on behalf of INTECH, that is marked or otherwise specifically designated as confidential or proprietary. Each of Accessor Funds and the Manager or any of their affiliates agrees not to disclose, or use for the benefit of itself or third parties, or reverse engineer any Confidential Information without the prior written consent of INTECH. The obligations of the preceding sentence shall continue so long as the Confidential Information remains outside of the public domain.

     Each of Accessor Funds and the Manager or any of their affiliates further agrees not to employ deliberately an investment strategy the primary purpose of which is to replicate the methods of this strategy, including, but not limited to, purchasing shares of the same stocks as those in this strategy, in a similar number and in similar weightings as in this strategy.

     15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Manager or the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager, if desired.

     17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

          A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of the Money Manager with respect to the Fund, and approving the form of this Agreement.

          B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

          C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

     18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

          A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

          B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

          C. The Manager is registered as an "investment adviser" under the Advisers Act.

     19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

          A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

          B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to
     Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. The Money Manager may retain copies of any records surrendered to the Accessor Funds.

          C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

          D. The Money Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

          E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

          F. The Money Manager represents and acknowledges that it is not authorized to render and will not provide legal advice under this Agreement including relating to any securities purchased on behalf of the Fund which may become subject to any legal proceedings including, but not limited to, bankruptcies, class action lawsuits or responding to proof of claim notifications.

          G. The Money Manager represents that it has delivered and the Manager acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Money Manager's Form ADV containing certain information concerning the Money Manager and the nature of its business.

     20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

     21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

     22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon at least 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

     To the Manager at:                 Accessor Capital Management LP
                                        1420 Fifth Avenue, Suite 3600
                                        Seattle, WA  98101
                                        Attention:  Christine Stansbery

     To Accessor Funds at:              Accessor Funds, Inc.
                                        1420 Fifth Avenue, Suite 3600
                                        Seattle, WA  98101
                                        Attention:  Christine Stansbery

     To the Money Manager at:           Enhanced Investment Technologies, LLC
                                        2401 PGA Boulevard, Suite 100
                                        Palm Beach Gardens, Florida 33410
                                        Attention:  Chief Legal Counsel

     25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


ACCESSOR FUNDS, INC.                      Accepted and agreed to:
                                          ENHANCED INVESTMENT TECHNOLOGIES, LLC
BY:___________________________            BY:___________________________
       Christine J. Stansbery                Name:
       Secretary                             Title:

DATE:_________________________            DATE:_________________________

ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation, Inc.
Its Managing General Partner

BY:_________________________
       J. Anthony Whatley, III
       President

DATE:______________________

                               Fee Schedule dated
                                   May 1, 2007
                         to the Money Manager Agreement
                                between and among
              Accessor Funds, Inc., Accessor Capital Management LP
                    and Enhanced Investment Technologies, LLC

The management fee with respect to the Growth Fund (the "Fund") is comprised of a monthly base fee (the "Base Fee") payable by the Fund to Enhanced Investment Technologies, LLC (the "Money Manager") at an annual rate of 40 basis points (0.40%) of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") as discussed below.

A. Calculating the Performance Fee Adjustment.

The Performance Fee Adjustment shall be calculated monthly by:

         (i) Determining the difference in performance (the "Performance Difference") between the Fund and the S&P 500/Citigroup Growth Index (the "Index"), as described in paragraph B;

         (ii) Using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"), as illustrated in paragraph C; and

         (iii) Applying the Performance Fee Adjustment Rate to the average daily net assets of the Fund during the Performance Measurement Period (as defined below).

B. Computing the Performance Difference.

The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one Advisor Class Share of the Fund and the performance of the Index over the performance measurement period as defined below (the "Performance Measurement Period"). The performance of one Advisor Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.       Determining the Performance Adjustment Rate

The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" that is equal to plus 125 basis points (1.25%) or minus 125 basis points (-1.25%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 25 basis points (0.25%) (the "Maximum Performance Fee Adjustment Rate") and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 15 basis points (0.15%) and the maximum possible annual fee will be 65 basis points (0.65%).

D.       Performance Measurement Periods

For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Rate, without regard to any Performance Adjustment. Thereafter, the Performance Measurement Period shall equal the 12-month period prior to and including the month for which the fee is being calculated. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

E.       Changes to the "Index" or the "Class"

The Directors of the Fund have initially designated the Index and the Advisor Class Shares of the Fund (the "Class") as the Index and Class to be used for purposes of determining the Performance Adjustment. From time to time, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, and subject to the agreement of both the Money Manager and Accessor Capital Management LP, the Directors may, by a vote of the Directors voting in person, including a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund; and/or (ii) that a different class of shares of the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the Performance Measurement Period prior to the adoption of the Successor Index will still be based upon the Performance Difference. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire Performance Measurement Period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Measurement Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Measurement Period shall be calculated using the Class of shares previously designated.

                            MONEY MANAGER AGREEMENT

                                                     Effective Date: May 1, 2007
                                Termination Date: Two years after Effective Date Fund and Account: ACCESSOR SMALL TO MID CAP FUND

SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA 02111

         Re:      Accessor Funds, Inc. Money Manager Agreement

Gentlemen:

     Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

     Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

     1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ SSgA Funds Management, Inc., a Massachusetts corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds' Small to Mid Cap Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Small to Mid Cap Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Small to Mid Cap Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

     2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and, subject to the provisions of Section 13 hereof, agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

     3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities or other permitted investments for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of the Fund all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) and shall be responsible for making all filings on Form 13F. For purpose of clarity, the Fund Accounting Agent's records will be considered the official records of the Fund. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the Board, the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. The Manager shall facilitate the delivery to Money Manager on a day-to-day basis of all information that the Money Manager reasonably requests regarding the Fund to enable the Money Manager to meet its obligations under this Section of the Agreement.

     4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with the Fund prospectus, statement of additional information and policies and procedures of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its registration statement as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian and the Fund Accounting Agent in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended and communicated to the Money Manager in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     The Money Manager may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Money Manager may, to the extent permitted by applicable law or regulations, aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Money Manager manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Money Manager that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall be allocated among the participating portfolios in a fair and equitable manner in accordance with the policies established by the Money Manager.

     6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed; provided, however, that any transactions or dealings with an affiliated broker/dealer by the Money Manager shall comply with Rule 17e 1 of the 1940 Act and with the procedures of Accessor Funds and/or the Manager in all respects.

          A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain best execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain best execution on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

          B. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers and Accessor Funds will be solely responsible for keeping the names on the list current. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer on the list that has been identified as an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act, and the rules adopted thereunder.

          C. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice with respect to the Account.

     8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager, or a third party designee subject to the oversight of the Money Manager, shall research and vote all proxies received in proper form and in a timely manner with respect to the securities held by the Fund in accordance with the Money Manager's Proxy Policies and Procedures. The Money Manager, or the third party designee, shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Money Manager has provided to the Fund, a copy of its Proxy Policies and Procedures. The Money Manager shall provide to the Fund within 45 days after the twelve month period ending June 30 of each year in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

     9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund Account.

     11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, itself, or other individuals or entities (the "Affiliated Accounts"). Services to be furnished by the Money Manager under this Agreement may be furnished through the medium of any of the Money Manager's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may be the same as or differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

     13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

     14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 14 shall survive the cancellation, expiration or termination of this Agreement.

     15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Manager or the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager, if desired.

     17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

          A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of the Money Manager with respect to the Fund, and approving the form of this Agreement.

          B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

          C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

          D. The Fund is either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

     18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

          A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

          B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

          C. The Manager is registered as an "investment adviser" under the Advisers Act.

     19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

          A. The Money Manager is registered as an "investment adviser" under the Advisers Act.

          B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to
     Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. The Money Manager may retain copies of any records surrendered to the Accessor Funds.

          C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures which it reasonably believes are sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

          D. The Money Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

          E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

          F. The Money Manager represents and acknowledges that it is not authorized to render and will not provide legal advice under this Agreement including relating to any securities purchased on behalf of the Fund which may become subject to any legal proceedings including, but not limited to, bankruptcies, class action lawsuits or responding to proof of claim notifications.

          G. The Money Manager represents that it has delivered and the Manager acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Money Manager's Form ADV containing certain information concerning the Money Manager and the nature of its business.

     20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

     21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

     22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon at least 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

    To the Manager at:                Accessor Capital Management LP
                                      1420 Fifth Avenue, Suite 3600
                                      Seattle, WA  98101
                                      Attention:  Christine Stansbery

    To Accessor Funds at:             Accessor Funds, Inc.
                                      1420 Fifth Avenue, Suite 3600
                                      Seattle, WA  98101
                                      Attention:  Christine Stansbery

    To the Money Manager at:          SSgA Funds Management, Inc.
                                      One Lincoln Street
                                      Boston, MA 02111
                                      Attention:  Chief Compliance Officer

     25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


ACCESSOR FUNDS, INC.                    Accepted and agreed to:
                                        SSgA FUNDS MANAGEMENT, INC.

BY:___________________________          BY:___________________________
       Christine J. Stansbery                  Name:  James Ross
       Secretary                               Title:  President

DATE:_________________________          DATE:_________________________

ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation, Inc.
Its Managing General Partner

BY:_________________________
       J. Anthony Whatley, III
       President

DATE:______________________

                                    EXHIBIT A

                                 Schedule dated
                                   May 1, 2007
                         to the Money Manager Agreement
                                between and among
              Accessor Funds, Inc., Accessor Capital Management LP
                         and SSgA Funds Management, Inc.


The management fee with respect to the Small to Mid Cap Fund (the "Fund") is comprised of a monthly base fee (the "Base Fee") payable by the Fund to SSgA Funds Management, Inc. (the "Money Manager") at an annual rate of 30 basis points (0.30%) of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") as discussed below.

A. Calculating the Performance Fee Adjustment.

The Performance Fee Adjustment shall be calculated monthly by:

         (i) Determining the difference in performance (the "Performance Difference") between the Fund and the Dow Jones Wilshire 4500 Index (the "Index"), as described in paragraph B;

         (ii) Using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"), as illustrated in paragraph C; and

         (iii) Applying the Performance Fee Adjustment Rate to the average daily net assets of the Fund during the Performance Measurement Period (as defined below).

B. Computing the Performance Difference.

The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one Advisor Class Share of the Fund and the performance of the Index over the performance measurement period as defined below (the "Performance Measurement Period"). The performance of one Advisor Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.       Determining the Performance Adjustment Rate

The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" that is equal to plus 125 basis points (1.25%) or minus 125 basis points (-1.25%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 20 basis points (0.20%) (the "Maximum Performance Fee Adjustment Rate") and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 10 basis points (0.10%) and the maximum possible annual fee will be 50 basis points (0.50%).

D.       Performance Measurement Periods

For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Rate, without regard to any Performance Adjustment. Thereafter, the Performance Measurement Period shall equal the 12-month period prior to and including the month for which the fee is being calculated. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

E.       Changes to the "Index" or the "Class"

The Directors of the Fund have initially designated the Index and the Advisor Class Shares of the Fund (the "Class") as the Index and Class to be used for purposes of determining the Performance Adjustment. From time to time, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, the Directors may, by a vote of the Directors voting in person, including a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund; and/or (ii) that a different class of shares of the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Money Manager, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the Performance Measurement Period prior to the adoption of the Successor Index will still be based upon the Performance Difference. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire Performance Measurement Period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Measurement Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Measurement Period shall be calculated using the Class of shares previously designated.

                               MONEY MANAGER AGREEMENT

                                                Effective Date: May 1, 2007
                               Termination Date: Two years after Effective Date
                           Fund and Account: ACCESSOR INTERNATIONAL EQUITY FUND

Pictet Asset Management Limited
Moor House - Level 11
120 London Wall
London, United Kingdom EC2Y 5ET

         Re:      Accessor Funds, Inc. Money Manager Agreement

Gentlemen:

     Accessor Funds, Inc., a Maryland corporation ("Accessor Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

     Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

     1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Pictet Asset Management Limited (the "Money Manager"), as a discretionary money manager to Accessor Funds' International Equity Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the International Equity Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the International Equity Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

     2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

     3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities or other permitted investments for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) and shall be responsible for making all filings on Form 13F. For purpose of clarity, the Fund Accounting Agent's records will be considered the official records of the Fund. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the Board, the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. The Manger shall facilitate the delivery to Money Manager on a day-to-day basis of all information that the Money Manager reasonably requests regarding the Fund to enable the Money Manager to meet its obligations under this Section of the Agreement.

     4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with the Fund prospectus, statement of additional information and policies and procedures of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its registration statement as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian and the Fund Accounting Agent in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     The Money Manager may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Money Manager may, to the extent permitted by applicable law or regulations, aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Money Manager manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Money Manager that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders, or by other methodology approved by the Manager.

     6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

          A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain best execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain best execution on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

          B. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers and will be solely responsible for keeping the names on the list current. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer on the list that has been identified as an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act, and the rules adopted thereunder.

          C. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice with respect to the Account.

     8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager, or a third party designee subject to the oversight of the Money Manager, shall research and vote all proxies received in proper form and in a timely manner with respect to the securities held by the Fund in accordance with the Money Manager's Proxy Policies and Procedures. The Money Manager, or the third party designee, shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its Proxy Policies and Procedures. The Manager shall provide to the Fund within 45 days after the twelve month period ending June 30 of each year in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

     9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund Account.

     11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, itself, or other individuals or entities (the "Affiliated Accounts"). Services to be furnished by the Money Manager under this Agreement may be furnished through the medium of any of the Money Manager's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may be the same as or differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

     13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

     14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 14 shall survive the cancellation, expiration or termination of this Agreement.

     15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Manager or the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager, if desired.

     17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

          A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of the Money Manager with respect to the Fund, and approving the form of this Agreement.

          B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

          C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

     18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

          A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

          B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

          C. The Manager is registered as an "investment adviser" under the Advisers Act.

     19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

          A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

          B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to
     Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. The Money Manager may retain copies of any records surrendered to the Accessor Funds.

          C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

          D. The Money Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

          E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

          F. The Money Manager represents and acknowledges that it is not authorized to render and will not provide legal advice under this Agreement including relating to any securities purchased on behalf of the Fund which may become subject to any legal proceedings including, but not limited to, bankruptcies, class action lawsuits or responding to proof of claim notifications.

          G. The Money Manager represents that it has delivered and the Manager acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Money Manager's Form ADV containing certain information concerning the Money Manager and the nature of its business.

     20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

     21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

     22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon at least 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

    To the Manager at:                Accessor Capital Management LP
                                      1420 Fifth Avenue, Suite 3600
                                      Seattle, WA  98101
                                      Attention:  Christine Stansbery

    To Accessor Funds at:             Accessor Funds, Inc.
                                      1420 Fifth Avenue, Suite 3600
                                      Seattle, WA  98101
                                      Attention:  Christine Stansbery

    To the Money Manager at:          Pictet Asset Management Limited
                                      Moor House - Level 11
                                      120 London Wall
                                      London United Kingdom EC2Y 5ET

     25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


ACCESSOR FUNDS, INC.                           Accepted and agreed to:
                                               PICTET ASSET MANAGEMENT LIMITED
BY:___________________________                 BY:___________________________
       Christine J. Stansbery                         Name:
       Secretary                                      Title:

DATE:_________________________                 DATE:_________________________

ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation, Inc.
Its Managing General Partner

BY:_________________________
       J. Anthony Whatley, III
       President

DATE:______________________

                                    EXHIBIT A

                                 Schedule dated
                                   May 1, 2007
                         to the Money Manager Agreement
                                between and among
              Accessor Funds, Inc., Accessor Capital Management LP
                       and Pictet Asset Management Limited

The management fee with respect to the International Equity Fund (the "Fund") is comprised of a monthly base fee (the "Base Fee") payable by the Fund to Pictet Asset Management Limited (the "Money Manager") at an annual rate of 45 basis points (0.45%) of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") as discussed below.

A. Calculating the Performance Fee Adjustment.

The Performance Fee Adjustment shall be calculated monthly by:

         (i) Determining the difference in performance (the "Performance Difference") between the Fund and the MSCI EAFE + EM (NDR) Index (the "Index"), as described in paragraph B;

         (ii) Using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"), as illustrated in paragraph C; and

         (iii) Applying the Performance Fee Adjustment Rate to the average daily net assets of the Fund during the Performance Measurement Period (as defined below).

B. Computing the Performance Difference.

The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one Advisor Class Share of the Fund and the performance of the Index over the performance measurement period as defined below (the "Performance Measurement Period"). The performance of one Advisor Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.       Determining the Performance Adjustment Rate

The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" that is equal to plus 150 basis points (1.50%) or minus 150 basis points (-1.50%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 20 basis points (0.20%) (the "Maximum Performance Fee Adjustment Rate") and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 25 basis points (0.25%) and the maximum possible annual fee will be 65 basis points (0.65%).

D.       Performance Measurement Periods

For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Rate, without regard to any Performance Adjustment. Thereafter, the Performance Measurement Period shall equal the 12-month period prior to and including the month for which the fee is being calculated. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

E.       Changes to the "Index" or the "Class"

The Directors of the Fund have initially designated the Index and the Advisor Class Shares of the Fund (the "Class") as the Index and Class to be used for purposes of determining the Performance Adjustment. From time to time, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, the Directors may, by a vote of the Directors voting in person, including a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund; and/or (ii) that a different class of shares of the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Money Manager, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the Performance Measurement Period prior to the adoption of the Successor Index will still be based upon the Performance Difference. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire Performance Measurement Period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Measurement Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Measurement Period shall be calculated using the Class of shares previously designated.

                                 Amendment No 1
                                       to
           Accessor Funds, Inc. (Intermediate Fixed-Income Fund)
                             Money Manager Agreement

         Pursuant to section 20 of the Money Manager Agreement among Accessor Funds, Inc., Accessor Capital Management, L.P. and Cypress Asset Management (the "Agreement"), the undersigned agree to amend the Agreement by amending Exhibit A (Money Manager Fee) in its entirety, as provided below:

         Exhibit A: The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.15% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

         This amendment shall be effective June 1, 2007. Any capitalized terms used in this amendment shall be given the meaning as defined in the Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.

By:___________________________________
         Christine J. Stansbery
         Secretary and Sr. Vice President
Date:________________, 2007

ACCESSOR CAPITAL MANAGEMENT, L.P.
By Accessor Capital Corporation,
its Managing General Partner


By:___________________________________
         J. Anthony Whatley III
         President
Date:__________________, 2007


Accepted and Agreed to:

CYPRESS ASSET MANAGEMENT

By:___________________________________

Name:_________________________________

Title:__________________________________

Date:__________________, 2007

                                 Amendment No 1
                                       to
           Accessor Funds, Inc. (Short-Intermediate Fixed-Income Fund)
                             Money Manager Agreement

         Pursuant to section 20 of the Money Manager Agreement among Accessor Funds, Inc., Accessor Capital Management, L.P. and Cypress Asset Management (the "Agreement"), the undersigned agree to amend the Agreement by amending Exhibit A (Money Manager Fee) in its entirety, as provided below:

         Exhibit A: The Fund will pay to the Money Manager as compensation for the Money Manager's services rendered, a fee, computed daily and paid quarterly at the annual rate of 0.15% of the aggregate daily net assets of the Fund. Such fee shall be paid by the Fund and no fees shall be paid to Accessor Capital Management LP under this agreement. Such fee shall be payable for each quarter within 60 days after the end of each quarter. If the Money Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

         This amendment shall be effective June 1, 2007. Any capitalized terms used in this amendment shall be given the meaning as defined in the Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ACCESSOR FUNDS, INC.

By:___________________________________
         Christine J. Stansbery
         Secretary and Sr. Vice President
Date:________________, 2007

ACCESSOR CAPITAL MANAGEMENT, L.P.
By Accessor Capital Corporation,
its Managing General Partner


By:___________________________________
         J. Anthony Whatley III
         President
Date:__________________, 2007


Accepted and Agreed to:

CYPRESS ASSET MANAGEMENT

By:___________________________________

Name:_________________________________

Title:__________________________________

Date:__________________, 2007

                                    Exhibit B

                                  FUND EXPENSES

The following tables compare each Fund's annual operating expenses for the Advisor Class for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).


Annual Operating Expenses - Advisor Class Shares
                                               CURRENT         PRO FORMA
                                               EXPENSES        EXPENSES

                                               GROWTH FUND     GROWTH FUND

Management Fees(1)                             0.90%             0.85%
Distribution and Service (12b-1) Fees          none              none
Other Expenses                                 0.27%             0.27%
                                               -----             -----
Total Annual Fund Operation Expenses           1.17%             1.12%

================================================================================

                                               SMALL TO         SMALL TO
                                               MID CAP FUND     MID CAP FUND

Management Fees(1)                             0.95%            0.90%
Distribution and Service (12b-1) Fees          none             none
Other Expenses                                 0.26%            0.26%
                                               -----            -----
Total Annual Fund Operation Expenses           1.21%            1.16%

================================================================================
                                               INTERNATIONAL    INTERNATIONAL
                                               EQUITY FUND      EQUITY FUND

Management Fees(1)                             1.01%           1.00%
Distribution and Service (12b-1) Fees          none            none
Other Expenses                                 0.36%           0.36%
                                               -----           -----
Total Annual Fund Operation Expenses           1.37%           1.36%

================================================================================

                                               INTERMEDIATE    INTERMEDIATE
                                               FIXED-INCOME    FIXED-INCOME
                                                  FUND            FUND

Management Fee(1)                               0.43%           0.48%
Distribution & Service (12b-1) Fees             None            None
OTHER EXPENSES                                  0.29%           0.29%
                                               -----            ----
Total Annual Fund Operating Expenses            0.72%           0.77%

================================================================================

Annual Operating Expenses - Advisor Class Shares
                                               CURRENT         PRO FORMA
                                               EXPENSES        EXPENSES

                                               SHORT-          SHORT-
                                               INTERMEDIATE    INTERMEDIATE
                                               FIXED-INCOME    FIXED-INCOME
                                               FUND            FUND

Management Fee(1)                              0.43%           0.48%
Distribution & Service (12b-1) Fees            None            None
OTHER EXPENSES                                 0.25%           0.25%
                                               ----            ----
Total Annual Fund Operating Expenses           0.68%           0.73%

================================================================================

(1) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS.

================================================================================

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        ONE YEAR         THREE YEARS     FIVE YEARS      TEN YEARS


UNDERLYING FUNDS - Advisor Class Shares

Growth                          Current Expenses        $126             $392            $679            $1,494
                                Pro-Forma Expenses      $118             $366            $635            $1,400

Small to Mid Cap                Current Expenses        $128             $398            $689            $1,518
                                Pro-Forma Expenses      $122             $379            $657            $1,448

International Equity            Current Expenses        $151             $469            $810            $1,772
                                Pro-Forma Expenses      $143             $444            $767            $1,681

Intermediate Fixed-Income       Current Expenses         $76             $239            $417            $  930
                                Pro-Forma Expenses       $81             $253            $440            $  979

Short-Intermediate Fixed-Income Current Expenses         $75             $233            $406            $  906
                                Pro-Forma Expenses       $77             $240            $417            $  930

                                  FUND EXPENSES

The following tables compare each Fund's annual operating expenses for the Investor Class for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).


Annual Operating Expenses - Investor Class Shares
                                               CURRENT         PRO FORMA
                                               EXPENSES        EXPENSES

                                               GROWTH          GROWTH

Management Fees(1)                             0.90%           0.85%
Distribution and Service (12b-1) Fees          0.25%           0.25%
Other Expenses(2)                              0.52%           0.52%
                                               -----           -----
Total Annual Fund Operation Expenses           1.67%           1.62%

================================================================================
                                               SMALL TO        SMALL TO
                                               MID CAP         MID CAP

Management Fees(1)                             0.95%           0.90%
Distribution and Service (12b-1) Fees          0.25%           0.25%
Other Expenses(2)                              0.51%           0.51%
                                               -----           -----
Total Annual Fund Operation Expenses           1.71%           1.66%

================================================================================
                                               INTERNATIONAL   INTERNATIONAL
                                               EQUITY          EQUITY

Management Fees(1)                             1.01%           1.00%
Distribution and Service (12b-1) Fees          0.25%           0.25%
Other Expenses(2)                              0.61%           0.61%
                                               -----           -----
Total Annual Fund Operation Expenses           1.87%           1.86%

================================================================================
                                               INTERMEDIATE    INTERMEDIATE
                                               FIXED-INCOME    FIXED-INCOME

Management Fees(1)                             0.43%           0.48%
Distribution and Service (12b-1) Fees          0.25%           0.25%
Other Expenses(2)                              0.54%           0.54%
                                               -----           -----
Total Annual Fund Operation Expenses           1.22%           1.27%

================================================================================

Annual Operating Expenses - Investor Class Shares
                                               CURRENT         PRO FORMA
                                               EXPENSES        EXPENSES

                                               SHORT-          SHORT-
                                               INTERMEDIATE    INTERMEDIATE
                                               FIXED-INCOME    FIXED-INCOME

Management Fees(1)                             0.43%           0.48%
Distribution and Service (12b-1) Fees          0.25%           0.25%
Other Expenses(2)                              0.50%           0.50%
                                               -----           -----
Total Annual Fund Operation Expenses           1.18%           1.23%

================================================================================
(1) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS.
(2) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS A NONDISTRIBUTION RELATED ADMINISTRATIVE SERVICES FEE OF UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.

================================================================================
The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the
Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                        ONE YEAR        THREE YEARS     FIVE YEARS      TEN YEARS


UNDERLYING FUNDS - Investor Class Shares
Growth                          Current Expenses        $145           $453           $  783            $1,715
                                Pro-Forma Expenses      $170           $527           $  908            $1,977
Small to Mid Cap                Current Expenses        $176           $546           $  940            $2,044
                                Pro-Forma Expenses      $174           $540           $  930            $2,022
International Equity            Current Expenses        $201           $623           $1,069            $2,309
                                Pro-Forma Expenses      $195           $604           $1,038            $2,244


                                                        ONE YEAR        THREE YEARS     FIVE YEARS      TEN YEARS


UNDERLYING FUNDS - Investor Class Shares
Intermediate Fixed-Income       Current Expenses        $120           $376           $  651            $1,435
                                Pro-Forma Expenses      $133           $415           $  717            $1,576
Short-Intermediate Fixed-Income Current Expenses        $ 91           $285           $  495            $1,101
                                Pro-Forma Expenses      $129           $402           $  695            $1,530

                                  FUND EXPENSES

The following tables compare each Fund's annual operating expenses for the Advisor Class for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).

Annual Operating Expenses - A Class shares and C Class shares
                                       CURRENT    PRO FORMA|  CURRENT  PRO FORMA
                                       EXPENSES   EXPENSES |  EXPENSES  EXPENSES
                                       GROWTH - A CLASS    |  GROWTH - C CLASS
                                       ----------------------------------------
Management Fee (1)                      0.90%     0.85%    |  0.90%    0.85%
Distribution & Service (12b-1)Fees      0.35%     0.35%    |  1.00%    1.00%
Other Expenses                          0.27%     0.27%    |  0.27%    0.27%
                                         ====      ====    |   ====     ====
Total Annual Fund Operating Expenses    1.52%     1.47%    |  2.17%    2.12%

===============================================================================
                                       CURRENT    PRO FORMA| CURRENT  PRO FORMA
                                       EXPENSES   EXPENSES | EXPENSES  EXPENSES
                                       SMALL TO MID CAP    | SMALL TO MID CAP
                                            A CLASS        |      C CLASS
                                       ----------------------------------------
Management Fee (1)                        0.95%   0.90%    | 0.95%      0.90%
Distribution & Service (12b-1)Fees        0.35%   0.35%    | 1.00%      1.00%
Other Expenses                            0.26%   0.26%    | 0.26%      0.26%
                                          ====    ====     |  ====       ====
Total Annual Fund Operating Expenses      1.56%   1.51%      2.21%      2.16%

================================================================================
                                       CURRENT    PRO FORMA| CURRENT  PRO FORMA
                                       EXPENSES   EXPENSES | EXPENSES  EXPENSES
                                       INTERNATIONAL       | INTERNATIONAL
                                       EQUITY - A CLASS    | EQUITY - C CLASS
                                       ----------------------------------------
Management Fee (1)                         1.01%   1.00%   |  1.01%    1.00%
Distribution & Service (12b-1)Fees         0.35%   0.35%   |  1.00%    1.00%
Other Expenses                             0.36%   0.36%   |  0.36%    0.36%
                                            ====    ====   |  ====     ====
Total Annual Fund Operating Expenses       1.72%   1.71%   |  2.37%    2.36%

================================================================================

                                       CURRENT    PRO FORMA| CURRENT  PRO FORMA
                                       EXPENSES   EXPENSES | EXPENSES  EXPENSES
                                          INTERMEDIATE     |  INTERMEDIATE
                                          FIXED INCOME     |  FIXED INCOME
                                             A CLASS       |    C CLASS
                                                           |
Management Fees(1)                       0.43%     0.48%   |  0.43%     0.48%
Distribution & Service (12b-1)Fees       0.25%     0.25%   |  1.00%     1.00%
Other Expenses                           0.29%     0.29%   |  0.29%     0.29%
                                          ====      ====   |  ====      ====
Total Annual Fund Operating Expenses     0.97%     1.02%   |  1.72%     1.77%

===============================================================================
                                       CURRENT    PRO FORMA| CURRENT  PRO FORMA
                                       EXPENSES   EXPENSES | EXPENSES  EXPENSES
                                       SHORT-INTERMEDIATE  | SHORT-INTERMEDIATE
                                       FIXED-INCOME        | FIXED-INCOME
                                          A CLASS          |      C CLASS
                                       ----------------------------------------
Management Fees(1)                        0.43%    0.48%   | 0.43%     0.48%
Distribution & Service (12b-1)Fees        0.25%    0.25%   | 1.00%     1.00%
Other Expenses                            0.25%    0.25%   | 0.25%     0.25%
                                          ====     ====    |  ====      ====
Total Annual Fund Operating Expenses      0.93%    0.98%   | 1.68%     1.73%

================================================================================

(1) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS.

================================================================================

The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                              ONE YEAR          THREE YEARS          FIVE YEARS            TEN YEARS
                                        CURRENT    PRO-FORMA  CURRENT    PRO-FORMA  CURRENT    PRO-FORMA   CURRENT    PRO-FORMA
                                        EXPENSES   EXPENSES   EXPENSES   EXPENSES   EXPENSES   EXPENSES    EXPENSES   EXPENSES
UNDERLYING FUNDS - A CLASS SHARES

Growth                                 $728         $720      $1,051     $1,027     $1,395      $1,354     $2,364     $2,278
Small to Mid Cap                        730          724       1,057      1,039      1,406       1,375      2,385      2,321




                                              ONE YEAR          THREE YEARS          FIVE YEARS            TEN YEARS
                                        CURRENT    PRO-FORMA  CURRENT    PRO-FORMA  CURRENT    PRO-FORMA   CURRENT    PRO-FORMA
                                        EXPENSES   EXPENSES   EXPENSES   EXPENSES   EXPENSES   EXPENSES    EXPENSES   EXPENSES
UNDERLYING FUNDS - A CLASS SHARES

International Equity                   $763         $744      $1,156     $1,099     $1,573      $1,477     $2,731     $2,533
Intermediate Fixed-Income               N/A          N/A        N/A         N/A       N/A        N/A        N/A         N/A
Short-Intermediate Fixed-Income         572          573         778        781      1,000       1,006      1,639      1,650


UNDERLYING FUNDS - C CLASS SHARES

Growth                                 $336        $328       $712       $686       $1,219      $1,176     $2,611     $2,525
Small to Mid Cap                        338         332        718        699        1,229       1,198      2,632      2,568
International Equity                    358         353        778        762        1,329       1,303      2,831      2,779
Intermediate Fixed-Income               288         291        566        575          973         989      2,111      2,144
Short-Intermediate Fixed-Income         280         287        543        562          936         968      2,033      2,100


You would pay the following expenses for C Class Shares if you did not redeem your shares.

                                          ONE YEAR          THREE YEARS          FIVE YEARS            TEN YEARS
                                    CURRENT    PRO-FORMA  CURRENT    PRO-FORMA  CURRENT    PRO-FORMA   CURRENT    PRO-FORMA
                                    EXPENSES   EXPENSES   EXPENSES   EXPENSES   EXPENSES   EXPENSES    EXPENSES   EXPENSES

UNDERLYING FUNDS - C CLASS SHARES
Growth                             $231        $223        $712       $686      $1,219     $1,176      $2,611     $2,525
Small to Mid Cap                    233         227         718        699       1,229      1,198       2,632      2,568
International Equity                253         248         778        762       1,329      1,303       2,831      2,779
Intermediate Fixed-Income           183         186         566        575         973        989       2,111      2,144
Short-Intermediate Fixed-Income     175         182         543        562         936        968       2,033      2,100


                                   EXHIBIT C

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 18, 2007, the control persons and principal holders of each of the Funds were:

Growth Fund Advisor Class

The Trust Company Of Sterne
800 Shades Creek Pkwy
Birmingham, AL 35023                         5.0%

Amarban Partnership
PO Box 10788
Bainbridge Island, WA 98110-0788             5.2%

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                      7.1%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        12.3%

Aggressive Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        13.3%

Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        18.4%

Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        22.4%

SMALL TO MID CAP FUND - ADVISOR CLASS

Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                         5.3%

JP Morgan TTEE for BOW -
Sanwa Bank
3 Metrotech Center, 6th Floor
Brooklyn, NY 11245                           6.3%

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                     12.8%

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco  CA 94104                     18.7%

Taylor & Co
PO Box 60078
Los Angeles, CA 90060-0078                  30.4%

International Equity Fund - Advisor Class

Aggressive Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        10.2%

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                     10.4%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        11.3%

Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        16.1%

Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        17.7%

Intermediate Fixed-Income Fund -  Advisor

Cebantco
PO Box 1360
Lexington, KY 40590                         5.4%

Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        5.5%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        5.7%

AMARBAN PARTNERSHIP
PO BOX 10788
BAINBRIDGE ISLAND, WA 98110-0788             9.6%

THE TRUST COMPANY OF STERNE
800 SHADES CREEK PKWY
BIRMINGHAM, AL 35023                        16.0%

Zions Bancorporation Pension Plan
80 Livingston Ave
Roseland, NJ 07068                          29.5%

Short Intermediate Fixed-Income Fund - Advisor

The Washington Trust Company
23 Broad Street
Westerly, RI 02891                           6.0%

Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                         7.3%

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                      7.9%

Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                         8.0%

Income & Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                         8.8%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        23.7%

Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                        25.4%

Growth Fund - Investor

Ambro & Company
PO Box 191
Danville, VA 24543-0191                      5.3%

DONALDSON, LUFKIN AND JENRETTE
ONE PERSHING PLAZA
JERSEY CITY  NJ 07399                        6.8%

SEI PRIVATE TRUST
ONE FREEDOM VALLEY DRIVE
Oaks, PA 19456                               6.8%

Trust Company of Sterne Agee& Leach
800 Shades Creek PKWY,  Ste 125
Birmingham, AL 35209                        12.0%

Three Affiliated Tribes Pension Pl
520 Main Avenue
Fargo, ND 58124                             16.2%

JEFFERSON CO HOUSING AUTHORITY
813 SHADES CREEK PKWY # 100B
BIRMINGHAM, AL 35209                        19.1%

Setru & Co
PO Box 30918
Billings,MT 59101                           21.0%

Small to Mid Cap Fund - Investor

Donaldson, Lufkin & Jenrette
P.O. Box 2052
Jersey City, NJ 07303                       5.7%

E TRADE CLEARING LLC
PO BOX 989030
WEST SACRAMENTO CA 95798-9030               10.2%

Dan Motors, Inc. 401(k)
520 Main Avenue
Fargo, ND 58124                             10.6%

SCHWARZ
IRA CUSTODIAN
PO BOX 989030
WEST SACRAMENTO CA 95798-9030               12.7%

JEFFERSON CO HOUSING AUTHORITY
813 SHADES CREEK PKWY # 100B
BIRMINGHAM, AL 35209                        15.5%

MCB Trust Services Cust.
700 17th Street
Denver,CO 80202                             18.0%

International Equity Fund - Investor

SEI
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456                               7.8%

Dan Motors, Inc. 401(k)
520 Main Avenue
Fargo, ND 58124                              8.3%

Setru & Co
PO Box 30918
Billings, MT 59101                           8.4%

JEFFERSON CO HOUSING AUTHORITY
813 SHADES CREEK PKWY # 100B
BIRMINGHAM, AL 35209                        13.9%

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                     40.0%

Intermediate Fixed-Income Fund - Investor

JEFFERSON CO HOUSING AUTHORITY
813 SHADES CREEK PKWY # 100B
BIRMINGHAM, AL 35209                         5.5%

Program Controls Inc., 401(k) PSP
700 17th Street, Suite 300
Denver, CO 80202                             8.8%

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                        73.7%

Short Intermediate Fixed-Income Fund - Investor

PRIMEVEST FINANCIAL SERVICES (FBO)
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                           5.6%

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                      6.4%

JEFFERSON CO HOUSING AUTHORITY
813 SHADES CREEK PKWY # 100B
BIRMINGHAM, AL 35209                        10.1%

THE TRUST COMPANY OF STERNE
800 SHADES CREEK PKWY
Birmingham, AL 35209                        13.4%

Setru & Co
PO Box 30918
Billings, MT 59101                          58.2%

Growth Fund - C Class

Marie C Russo
61 Northwoods Rd
Manhasset, NY 11030-1610                     5.2%

PRIMEVEST FINANCIAL SERVICES (FBO)
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                           7.8%

Jesco  & Co.
606 S. Main St.
Trust Dept.
Princeton, IL 61356                         29.0%

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                        47.9%

Small to Mid Cap Fund - C Class

FIRST CLEARING, LLC
PO BOX 157
MELROSE FL          32666-0157               9.0%

KANE R
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                           9.2%

Jesco  & Co.
606 S. Main St.
Trust Dept.
Princeton, IL 61356                         31.1%

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                        41.7%

International Equity Fund - C Class

FIRST CLEARING, LLC
106 CRANBROOK DRIVE
ARDEN NC 28704                               5.5%

Jesco & Co.
606 S. Main Street, Trust Dept.
Princeton, IL 61356                         16.4%

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                        59.8%

Intermediate Fixed-Income - C Class

Jesco & Co.
606 S. Main Street, Trust Dept.
Princeton, IL 61356                         88.3%

Short Intermediate Fixed-Income - C Class

PRIMEVEST FINANCIAL SERVICES (FBO)
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                          12.8%

Jesco & Co.
606 S. Main Street, Trust Dept.
Princeton, IL 61356                         81.6%

Growth Fund - A Class

James S. & Cheryl A. Racco
1727 Cornerstone Street
Hartville, OH 44632                          5.6%

Phillip Johnson
PO Box 6875
Helena, MT 59604                            15.6%

IRA FBO LLOYD G SHIP
P. O. BOX 2052
JERSEY CITY, NJ 07303-9998                  26.2%

PRIMEVEST FINANCIAL SERVICES (FBO)
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                          43.5%

Small to Mid Cap Fund - A Class

RELIANCE TRUST COMPANY FBO
3300 Northeast Expressway NE
Bldg 1, Suite 200
Atlanta, GA 30341                           93.7%

International Equity Fund - A Class

PRIMEVEST FINANCIAL SERVICES
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                           6.1%

PERSHING LLC
PO BOX 2057
Jersey City, NJ 07303-9998                   6.2%

RELIANCE TRUST COMPANY FBO
3300 Northeast Expressway NE
Bldg 1, Suite 200
Atlanta, GA 30341                           86.2%

Short Intermediate Fixed Income Fund - A Class

DANIEL L BAGINSKI
 P. O. BOX 2052
JERSEY CITY, NJ 07303-9998                   8.5%

PRIMEVEST FINANCIAL SERVICES
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                          11.2%

PERSHING LLC
PO BOX 2057
Jersey City, NJ 07303-9998                  79.9%